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                                STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN.

Under this Stock Option Plan (the "Plan") of VERVE, INCORPORATED. (the "Company") options may be granted to eligible employees and selected others to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

2.   STOCK SUBJECT TO PLAN.

The maximum number of shares of stock for which options granted hereunder may be exercised shall be 600,000 shares (3,000,000 authorized/20% allocated to the plan) of common stock without par value, of VERVE, INCORPORATED OF CALIFORNIA subject to the adjustments provided in Sections 6 and 11. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are canceled may again be subject to options under the Plan. However, if stock appreciation rights are granted with respect to any options under this Plan, the total number of shares of stock for which further options may be granted under this Plan shall be irrevocably reduced not only when there is an exercise of an option granted under this Plan, but also when such option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such option which is exercised or surrendered.

3.   ELIGIBLE PARTICIPANTS.

The participants eligible to be considered for the grant of options hereunder are any persons regularly employed by the Company or its parent(s) or subsidiaries on a full-time or part-time basis and Selected Others as the Board of Directors may allow. Selected Others may not own stock and may only participate in this plan under paragraph 12, Stock Appreciation Rights.

4.   MINIMUM EXERCISE PRICE.

The exercise price for each option granted hereunder shall be not less than 100% of the fair market value of the stock at the date of grant of the option.

5.   NONTRANSFERABILITY.

Any option granted under this Plan shall by its terms be nontransferable. Any unvested option granted under this Plan shall by its terms not vest and no benefit therefore shall accrue to optionee or optionee's successors in interest except during the term of optionee's employment or association with Company. Any vested option granted under this Plan by its terms may pass to optionee's successors in interest by will or the laws of descent and distribution. This Option may be exercised only by the Grantee during the term of optionee's employment or association with Company or by optionee's descendents when optionee fulfilled all plan obligations during his or her lifetime.

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6.   ADJUSTMENTS.

If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options, but with a corresponding adjustment in the exercise price per share or other unit.

7.   MAXIMUM OPTION TERM.

No option granted under this Plan may be exercised in whole or in part more than six (6) years after its date of grant.

8.   PLAN DURATION.

Options may not be granted under this Plan more than three (3) years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

9.   PAYMENT.

Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full in cash or effective cash equivalent concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash or cash equivalent concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise.

10.  ADMINISTRATION.

The Plan shall be administered by the Company's Board of Directors (the
"Board.")

The interpretation and construction by the Board of any term or provision of the Plan or of any option granted under it shall be final. The Board may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

Subject to the provisions of this Plan, the Board shall have full and final authority in its discretion to select the employees and others to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

11.  CORPORATE REORGANIZATION.

Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then

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subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided.

If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise and any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations," not yet be exercisable. The instrument evidencing any option may also provide for such acceleration of otherwise unexercisable portions of the option upon other specified events or occurrences, such as involuntary terminations of the option holder's employment following certain changes in the control of the Company.

12.  STOCK APPRECIATION RIGHTS.

An option granted under this Plan includes the right (a "Stock Appreciation Right") to receive an amount equal to the excess of the Fair Market Value of the shares subject to unexercised portions of the corresponding option (The option to which the Stock Appreciation Right attaches.) over the exercise price for such shares under the option as of the date the Stock Appreciation Right is exercised. Non-employee plan participants are eligible for equity value increases only pursuant to this section.

The amount payable upon exercise of a Stock Appreciation Right may be paid in cash or in shares of the class then subject to the option (valued on the basis of their Fair Market Value, determined at the time of exercise of the Stock Appreciation Right), or in a combination of cash and such shares so valued. No Stock Appreciation Right may be exercised in whole or in part:

     (A) other than in connection with the contemporaneous surrender without exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or

     (B) except to the extent that the corresponding option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation Right, or

     (C)  more than 9 months after vesting of the corresponding option, or

     (D) unless the class of stock then subject to the corresponding option is then "publicly traded."


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Fair Market Value of shares shall be calculated on the basis of a private valuation utilizing a generally approved and accepted valuation model as implemented by the Company for setting the exercise price and the then current Fair Market Value.

13.  RESTRICTED STOCK.

Shares of stock issued on exercise of an option granted under this Plan are subject to the following restrictions:

     (A) shares of restricted stock may not be sold or otherwise transferred or hypothecated;

     (B) if the employment or association of the holder of shares of restricted stock with the Company or a subsidiary is terminated for any reason, the Company (or any subsidiary designated by it) shall have the option for ninety (90) days after such termination of employment or association to purchase for cash all or any part of his restricted stock at the fair market value of the restricted stock on the date of such termination of employment or association (determined in a manner specified in the instrument evidencing the option); and

     (C) as to the shares of the stock affected thereby, any additional restrictions that may be imposed on particular shares of restricted stock as specifies in the instrument evidencing the option.

The restriction imposed under this Section 13 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the option which provides for the restrictions.

14.  FINANCIAL ASSISTANCE.

The Company is vested with authority under this Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

15.  AMENDMENT AND TERMINATION.

The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of his rights under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company may:

     (A) increase the maximum number of shares for which options granted under this Plan may be exercised;

     (B)  reduce the minimum permissible exercise price;


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     (C)  extend the six year duration of this Plan set forth herein; or

     (D) alter the class of participants eligible to receive options under the Plan.


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                             STOCK OPTION AGREEMENT

VERVE, INCORPORATED (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of common stock without par value, of VERVE, INCORPORATED OF CALIFORNIA, to provide the Grantee with an added incentive as an employee or specified plan participant of the Company or of one or more of its subsidiaries, hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares optioned as specified below, during the term ending at midnight (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

1.   IDENTIFYING PROVISIONS.

As used in this Option, the following terms shall have the following respective meanings:

     (A)  Grantee:

     (B)  Date of grant:

     (C)  Number of shares optioned:

     (D)  Option exercise price per share:

     (E)  Expiration date:

     (F)  __ Employee; __ Non-Employee

This Option is not intended to be and shall not be treated as an incentive stock option under Section 422A of the Internal Revenue Code unless this sentence has been manually lined out and its deletion is followed by the signature of the corporate officer who signed this Option on behalf of the Company:__________________________

2.   TIMING OF PURCHASES.

Options granted under this plan are not exercisable in any part under this plan until grantee has completed 1 year of full-time or part-time employment or association with Company. Options granted under this plan are not exercisable in any part until one (1) year after the date of grant. Upon the expiration of one
(1) year after the date of grant and subject to the provisions for termination and acceleration herein, this Option shall become exercisable in installments as follows:

This Option may not in the aggregate be exercised as to more than one third (1/3) of the total number of shares optioned until 1 year after the date of grant.

This Option may not in the aggregate be exercised as to more than two thirds (2/3) of the total number of shares optioned until 2 years after the date of grant, in each case to the nearest whole share.

Upon the expiration of three (3) years after the date of grant, this Option may be exercised as to all option shares for which it had not previously been exercised. In no event shall this option be


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exercised more than thirty-six (36) months from the date of vesting whereupon this Option shall expire and may thereafter no longer be exercised.

3.   RESTRICTIONS ON EXERCISE.

The following additional provisions shall apply to the exercise of this Option:

     (A) Termination of Employment or Association. If the Grantee's employment by or association with the Company or any of its subsidiaries is terminated for any reason, this Option shall terminate upon such termination of employment or association.

     (B) Death of Grantee. If the Grantee shall die during the term of this Option, unvested Options shall terminate upon such death; vested options shall pass as otherwise provided for according to this plan.

     (C) Continuity of Employment or Association. This Option shall not be exercisable by the Grantee in any part unless at all times beginning with the date of grant and ending at the date of exercise, the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the Government) been in the continuous employ of or association with the Company or a parent or subsidiary thereof.

     (D) Non-Employee participants in this plan may not own any Shares issued pursuant hereto. Non-Employee participants may participate in equity value increases only pursuant to the sections hereunder regarding Stock Appreciation Rights.

4.   NON-TRANSFERABLE.

The Grantee may only transfer this Option by will or the laws of descent and distribution. This Option shall not be transferred, assigned, pledged, hypothecated or disposed of in any other way, whether by operation of law or otherwise, and shall vest only during the Grantee's lifetime. This Option may be exercised only by the Grantee during the term of optionee's employment or association with Company or by optionee's descendents when optionee fulfilled all plan obligations during his or her lifetime.

5.   ADJUSTMENTS AND CORPORATE REORGANIZATIONS.

Subject to the provisions of the Company's Stock Option Plan under which this Option is granted, if the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit.

No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's board of


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directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Stock Option Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Grantee shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Adjustments and Corporate Reorganizations," not yet be exercisable.

6.   CHANGES IN CONTROL.

Notwithstanding any other provisions hereof, this Option shall accelerate so that the Grantee shall have the right, at all times until the expiration or earlier termination of the Option, including the portions thereof which would, but for this Section entitled "Changes in Control," not yet be exercisable, to exercise all options granted, from and after any Involuntary Termination within six (6) months after a Change in Control that occurs while the Grantee is an employee of or in association with the Company or any of its subsidiaries after such six (6) month period said option shall terminate.

7.   EXERCISE; PAYMENT FOR AND DELIVERY OF STOCK:

This Option may be exercised by the Grantee or other person then entitled to exercise it by giving written notice of exercise thirty (30) business days prior to the start of the following quarter to the Company specifying the number of shares to be purchased and total purchase price, accompanied by cash or cash equivalent payable to the order of the Company in payment of such price. All such notices must given to Company within thirty-six (36) months of vesting after such period said option shall terminate. If the Company is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding.

8.   ALTERNATIVE PAYMENT WITH STOCK:

Notwithstanding the foregoing provisions requiring payment by cash or cash equivalent, payment of such purchase price or any portion thereof may be made with shares of stock of the same class as the shares then subject to this Option, if shares of that class are then publicly traded, the stock certificates evidencing the shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer


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the same to the Company; provided, however, that such payment in stock instead of cash shall not be effective and shall be rejected by the Company if (i) the Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it, or (ii) the right or power of the person exercising the Option to deliver such shares in payment of said purchase price is subject to the prior interests of any other person (excepting the Company), as indicated by legends upon the certificate(s) or as known to the Company.

For purposes of this paragraph:

For credit toward the purchase price, shares so surrendered shall be valued as of the trading day immediately preceding the delivery to the Company of the certificate(s) evidencing such shares, on the basis of the closing price of stock of the class as reported with respect to the market in which such shares are then traded, or if no such closing prices are reported the lowest independent offer quotation reported therefor or if no such quotations are reported on the basis of the most nearly comparable valuation method acceptable to the Company.

If the Company rejects the payment in stock, the tendered notice of exercise shall not be effective hereunder unless, promptly after being notified of such rejection, the person exercising the Option pays the purchase price in acceptable form. If and while payment of the purchase price with stock is permitted in accordance with the foregoing provisions, the person then entitled to exercise this Option may, in lieu of using previously outstanding shares therefor, use some of the shares as to which this Option is then being excised, in which case the notice of exercise shall include a statement directing the Company to withhold so many of the shares that would otherwise have been delivered upon that exercise of this Option as equals the number of shares that would have been transferred to the Company if the purchase price had been paid with previously issued stock.

9.   RIGHTS IN SHARES BEFORE ISSUANCE AND DELIVERY.

No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

10.  REQUIREMENTS OF LAW AND OF STOCK EXCHANGES.

By accepting this Option, the Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act 1933 is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution.

No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing or notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the


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Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

11.  STOCK APPRECIATION RIGHTS.

The Grantee or other person entitled to exercise this Option is further hereby granted the right ("Stock Appreciation Right") in lieu of exercising this option or any portion thereof to receive an amount equal to the excess of the Fair Market Value (defined below) of the shares subject to this Option or such portion thereof over the aggregate exercise price for such shares hereunder as of the date the Stock Appreciation Right is exercised, which in no event shall be more than nine (9) months after the vesting of such right. Non-employee plan participants are eligible for equity value increases only pursuant to this section. The amount payable upon exercise of such Stock Appreciation Right may be settled by payment in cash or cash equivalent or in shares of the class then subject to this Option (valued on the basis of their Fair Market Value on the date the Stock Appreciation Right is exercised), or in a combination of cash or cash equivalent and such shares so valued.

The Company shall have sole discretion to determine the form of settlement of such Stock Appreciation Right, upon exercise thereof, although the Grantee or other person exercising it may, in connection with his exercise thereof, indicate his preferences subject to the consent or disapproval of the Company. Notwithstanding the foregoing, no Stock Appreciation Right may be exercised, in whole or in part:

     (A) other than in connection with the contemporaneous surrender without exercise of this Option or of the portion hereof that corresponds to the portion of the Stock Appreciation Right being exercised, or

     (B) except to the extent that this Option or such portion thereof is exercisable on the date of the exercise of the Stock Appreciation Right by the person exercising the Stock Appreciation Right, or

     (C)  more than 9 months after vesting of the corresponding option, or

     (D) unless the class of stock then subject to the corresponding option is then "publicly traded."

Fair Market Value of shares shall be calculated on the basis of a private valuation utilizing a generally approved and accepted valuation model as implemented by the Company for setting the exercise price and the then current Fair Market Value.

12.  RESTRICTED STOCK PROVISIONS.

Shares of stock issued on exercise of this Option shall upon issuance be subject to the following restrictions:

     (A) Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;


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     (B)  If the employment or association of the Grantee with the Company or a subsidiary of the Company is terminated for any reason, the Company (or any subsidiary designated by it) shall have the option for ninety
          (90) days after such termination of employment or association to purchase for cash all or any part of his restricted stock at the Fair Market Value of the restricted stock on the date of such termination of employment or association (Fair Market Value shall have the same meaning as it has under paragraph 10 above). The restrictions imposed under this paragraph shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate on the earliest to occur of the following:

          (1) The ninetieth (90th) day after the date on which shares of the same class of stock as such restricted stock first become Publicly Traded (which term for this purpose has the same meaning as it has under paragraph 10 above).

          (2)  The sixth (6th) anniversary of the date of grant hereof.

          (3) As to any shares for which the Company's (or a subsidiary's) ninety (90) day option to purchase upon termination of employment or association shall have become exercisable but shall expire without having been exercised, on the first business day of the calendar month next following the expiration of such ninety (90) day option period.

          (4) The occurrence of any event or transaction upon which this Option terminates by reason of the provisions of paragraph 5 hereof.

Any certificates evidencing shares of restricted stock may contain such legends as the Company may deem necessary or advisable to reflect and give effect to the restrictions imposed thereon hereunder.

13.  STOCK OPTION PLAN.

This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company's Stock Option Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the board of directors of the Company is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise this Option at the Company's principal office.

14.  NOTICES.

Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath is signature hereto or at such other address as the Grantee may hereafter designate in writing to the company. Any such notice shall be deemed duly given when


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enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office.

15.  LAWS APPLICABLE TO CONSTRUCTION.

This Agreement has been executed and delivered by the Company in California, and this Agreement shall be construed and enforced in accordance with the laws of said State.

IN WITNESS WHEREOF, the Company has granted this Option on the day of grant specified above.


VERVE, INCORPORATED

By
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Title
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ACCEPTED:

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Grantee

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Street Address

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City, State, Zip

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